Statement of Cash Flows (USD $)	4 Months Ended
Sep. 30, 2014
Cash Flows from Operating Activities
Net loss	$ (622,942)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in accounts payable	104,509
Change in accrued expenses	107,333
Change in accrued interest	4,452
Net cash used in operating activities	(406,648)
Cash Flows from Financing Activities
Proceeds from related party notes payable	450,000
Net cash provided by financing activities	450,000
Net increase in cash and cash equivalents	43,352
Cash and cash equivalents at beginning of the period	0
Cash and cash equivalents at end of the period	43,352
Supplementary Disclosures of Cash Flow Information
Cash paid for income taxes	0
Cash paid for interest	$ 0